Exhibit 99.1

Crescent Financial Bancshares, Inc. and ECB Bancorp, Inc. to Merge

RALEIGH, N.C. & ENGELHARD, N.C. — (BUSINESS WIRE) — September 25, 2012 — Crescent Financial Bancshares, Inc. (NASDAQ: CRFN) and ECB Bancorp, Inc. (NYSE AMEX: ECBE) jointly announced today the signing of a definitive merger agreement under which Crescent Financial will acquire ECB Bancorp, Inc. for $17.75 per share or approximately $51.6 million.

This is the second merger announcement for Crescent Financial Bancshares (Crescent State Bank) in recent months. In August, Crescent State Bank and VantageSouth Bank announced that they had entered into a definitive merger agreement in which VantageSouth Bank will merge into Crescent State Bank. This transaction is expected to close in the fourth quarter, at which time both banks will operate as VantageSouth Bank.

Founded in 1919, ECB Bancorp, Inc. operates through its banking subsidiary, East Carolina Bank, which has 25 locations and one LPO (loan production office) in eastern North Carolina.

“The East Carolina Bank team has built a strong community bank with a great reputation and excellent market share. We have known and respected East Carolina Bank for quite some time and look forward to continuing their legacy of service to their communities in eastern NC. The cultures of our two organizations are very similar and we believe this partnership is a great opportunity for the customers, employees and shareholders of both companies,” said Scott Custer, President and CEO, Crescent Financial Bancshares, Inc. “This merger will allow the combined company to be the leading community bank from Raleigh east.”

Upon completion of the transaction, the combined company will have approximately $2.0 billion in total assets, $1.7 billion in total deposits, $1.2 billion in total loans, and a network of 45 branches in North Carolina.

“We are pleased and excited to join such a dynamic and financially strong banking company. Together we will create value for our respective shareholders and enable our employees to do what they do best — deliver exceptional service to our customers and contribute to the success of the communities where they live and work. The shared commitment our companies have to our shareholders, customers, employees and communities naturally aligns our two companies to create a more vibrant organization,” said A. Dwight Utz, President and CEO of ECB Bancorp, Inc.

The merger agreement has been approved by the board of directors of each company. The transaction is expected to close in the first quarter of 2013 and is subject to customary conditions, including regulatory approvals and approval by both Crescent Financial and ECB Bancorp shareholders. At closing, ECB Bancorp will be merged into Crescent Financial and East Carolina Bank will subsequently operate as VantageSouth Bank.

Under the terms of the agreement, shareholders of ECB Bancorp, Inc. will receive 3.55 shares of CRFN for each share of ECBE common stock. The stock issuance is valued at approximately $ 51.6 million in the aggregate, based on 2,904,841 shares of ECBE common stock outstanding at $5.00 per CRFN share.

Keefe, Bruyette & Woods, Inc. served as financial advisor and Womble, Carlyle, Sandridge & Rice, LLP provided legal counsel to Crescent Financial Bancshares, Inc. Sandler O’Neill & Partners, L.P. served as financial advisor and Kilpatrick Townsend & Stockton, LLP served as legal counsel to ECB Bancorp, Inc.

Webcast

Crescent Financial Bancshares, Inc. and ECB Bancorp, Inc. will host a conference call this morning at 11:00 a.m. EDT. The conference call can be accessed by dialing 1-877-668-4493. The conference access code is 319261828. The link to the webcast can be found on www.crescentstatebank.com under Investor Relations. The event and slide presentation will also be archived and available beginning September 26, 2012 by midnight Eastern Time in the Investor Relations section of www.crescentstatebank.com.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Crescent Financial Bancshares, Inc. (“CRFN”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a joint proxy statement/prospectus of CRFN and ECB Bancorp, Inc. (“ECBE”). The companies will file with the SEC other relevant materials in connection with the proposed merger, and will mail the joint proxy statement/prospectus to their respective shareholders. SHAREHOLDERS OF BOTH CRFN AND ECBE ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING CRFN, ECBE AND THE PROPOSED MERGER. You will be able to obtain a free copy of the Registration Statement, as well as other filings containing information about Crescent Financial Bancshares, Inc. at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either Crescent Financial Bancshares, Inc., 3600 Glenwood Avenue, Suite 300, Raleigh, NC 27612, Attention: Terry Earley, Executive Vice President and Chief Financial Officer, or ECB Bancorp, Inc., Post Office Box 337, Englehard, NC 27824, Attention: Tom Crowder, Chief Financial Officer.

CRFN, ECBE and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the shareholders of CRFN and ECBE in favor of the merger. Information about the directors and executive officers of ECB Bancorp, Inc. and their ownership of ECBE common stock is set forth in ECBE’s definitive proxy statement filed with the SEC on April 27, 2012 and available at the SEC’s Internet site (http://www.sec.gov) and from ECB Bancorp, Inc. at the address set forth in the preceding paragraph. Information about the directors and executive officers of Crescent Financial Bancshares, Inc. and their ownership of CRFN common stock is set forth in CRFN’s definitive proxy statement filed with the SEC on April 5, 2012 and available at the SEC’s internet site (http://www.sec.gov) and from CRFN at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Crescent Financial Bancshares, Inc.

Crescent State Bank is a state chartered bank operating fifteen banking offices in Cary (2), Apex, Clayton, Holly Springs, Southern Pines, Pinehurst, Sanford, Garner, Raleigh (3), Wilmington (2) and Knightdale, North Carolina. Crescent Financial Bancshares, Inc. stock can be found on the NASDAQ Global Market trading under the symbol CRFN. Investors can access additional corporate information, product descriptions and online services through the Bank’s website at www.crescentstatebank.com.

ECB Bancorp, Inc.

ECB Bancorp, Inc. is a bank holding company, headquartered in Engelhard, North Carolina, whose wholly-owned subsidiary, The East Carolina Bank, is a state-chartered, independent community bank insured by the FDIC. The Bank has 25 branch offices in eastern North Carolina stretching from the Virginia to South Carolina state lines east of Interstate 95. ECB offers a full range of financial services including Mortgages, Agricultural Banking and Wealth Management services. The Company’s common stock is listed on NYSE Amex under the symbol “ECBE”. More information can be obtained by visiting ECB’s web site at www.myecb.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties.

CRFN and ECBE caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving CRFN and

ECBE, CRFN’s and ECBE’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in CRFN’s and ECBE’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite CRFN and ECBE shareholder approvals; the risk that CRFN or ECBE may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of CRFN’s and ECBE’s most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither CRFN nor ECBE undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Crescent Financial Bancshares, Inc.

Analyst Contact:

Terry Earley, 919-659-9015, Chief Financial Officer

or

Media Contact:

Anna-Marshall Wilson, 919-882-1972

ECB Bancorp, Inc.

Analyst Contact:

Tom Crowder, 252-925-5520

or

Media Contact:

David Crumpler, 252-321-3166

Source: Crescent Financial Bancshares, Inc. and ECB Bancorp, Inc.